TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated April 14, 2005 to Prospectus dated March 1, 2005, as previously supplemented

TA IDEX Transamerica Flexible Income

The following supplements, amends and replaces the section entitled “Advisory Fee” on page 132 of the prospectus.

Advisory Fee:

Average Daily Net Assets

First $100 million......................................	0.80%
Over $100 million up to $250 million...............	0.775%
Over $250 million......................................	0.675%

For additional information about TFAI, see the section

entitled “Shareholder Information – Investment Adviser” of

this prospectus.

Investors should retain this Supplement for future reference.